Exhibit 99.h.6.a

EXHIBIT A*

to the Amended and Restated Expense Limitation Agreement between

ABERDEEN FUNDS and

ABERDEEN ASSET MANAGEMENT INC.

Name of Fund/Class	2015 Expense Limitation	2015 Expiration Date
Aberdeen China Opportunities Fund	1.62%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen International Equity Fund	1.10%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Equity Long-Short Fund	1.40%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Global Equity Fund	1.19%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Global Natural Resources Fund	1.16%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Small Cap Fund	1.15%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Tax-Free Income Fund	0.62%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Dynamic Allocation Fund	0.25%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Diversified Income Fund	0.25%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Diversified Alternatives Fund	0.25%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Core Fixed Income Fund	0.50%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Asia Bond Fund	0.70%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Global Fixed Income Fund	0.85%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Global Small Cap Fund	1.30%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Emerging Markets Fund	1.10%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	1.25%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Ultra-Short Duration Bond Fund	0.30%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Emerging Markets Debt Local Currency Fund	0.90%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Asia-Pacific Smaller Companies Fund	1.50%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first

Aberdeen U.S. Equity Fund	0.90%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen High Yield Fund (formerly, Aberdeen U.S. High Yield Bond Fund)	0.80%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Emerging Markets Debt Fund	0.90%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen European Equity Fund	1.10%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Latin American Equity Fund	1.30%	Feb. 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first
Aberdeen Japanese Equities Fund**	1.00%	Feb. 28, 2017 or the effective date of the 2017 annual update to the registration statement, whichever occurs first

* As most recently approved at the December 10, 2014 Board Meeting, except with respect to the Japanese Equities Fund.  The 2015 Expense Limitation is effective as of February 28, 2015, or the effective date of the 2015 annual update to the prospectus, whichever occurs sooner, except with respect to the Japanese Equities Fund.

**As approved at the September 8, 2015 Board Meeting.  The Expense Limitation is effective upon the effectiveness of the Fund’s registration statement.

[Signature Page to Exhibit A to the Amended & Restated Expense Limitation Agreement]

TRUST:
ABERDEEN FUNDS

By:	/s/Lucia Sitar
Name:	Lucia Sitar
Title:	Vice President

ADVISER:
ABERDEEN ASSET MANAGEMENT INC.

By:	/s/Lucia Sitar
Name:	Lucia Sitar
Title:	Managing U.S. Counsel